UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05848

The Gabelli Value Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Value Fund Inc.

Third Quarter Report - September 30, 2011

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class A Share of The Gabelli Value Fund Inc. (the “Fund”) declined 18.0% compared with decreases of 13.9% and 11.5% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively.

Enclosed is the schedule of investments as of September 30, 2011.

Christopher J. Marangi

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (9/29/89)
Class A (GABVX)	(18.03)%	(1.28)%	0.79%	4.89%	9.77%
With sales charge (b)	(22.74)	(6.96)	(0.40)	4.27	9.48
S&P 500 Index	(13.87)	1.14	(1.18)	2.82	7.78
Dow Jones Industrial Average	(11.49)	3.78	1.36	4.67	9.23
Nasdaq Composite Index	(12.70)	(2.99)	2.30	5.67	7.69
Class AAA (GVCAX)	(18.04)	(1.27)	0.80	4.90	9.78
Class B (GVCBX)	(18.25)	(2.00)	0.01	4.10	9.33
With contingent deferred sales charge (c)	(22.34)	(6.90)	(0.39)	4.10	9.33
Class C (GVCCX)	(18.16)	(1.99)	0.04	4.11	9.35
With contingent deferred sales charge (d)	(18.98)	(2.97)	0.04	4.11	9.35
Class I (GVCIX)	(18.02)	(1.01)	0.97	4.99	9.82

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. When shares are redeemed, they may be worth more or less than their original cost. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class B Shares and Class C Shares on March 15, 2000, and the Class I Shares on January 11, 2008. The actual performance of the Class B Shares, and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

The Gabelli Value Fund Inc.

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 100.0%
	Aerospace — 2.0%
960,000	Rolls-Royce Holdings plc†	$8,907,327
7,000	The Boeing Co.	423,570

		9,330,897

	Agriculture — 0.1%
9,000	Archer-Daniels-Midland Co.	223,290
500	The Mosaic Co.	24,485

		247,775

	Automotive — 0.8%
50,000	Fiat Industrial SpA†	379,483
192,000	Ford Motor Co.†	1,856,640
46,000	Navistar International Corp.†	1,477,520

		3,713,643

	Automotive: Parts and Accessories — 2.1%
8,000	BorgWarner Inc.†	484,240
38,000	China Yuchai International Ltd.	554,040
168,000	Genuine Parts Co.	8,534,400
15,000	Tenneco Inc.†	384,150

		9,956,830

	Aviation: Parts and Services — 0.6%
111,477	BBA Aviation plc	291,178
33,000	Curtiss-Wright Corp.	951,390
335,000	GenCorp Inc.†	1,504,150

		2,746,718

	Broadcasting — 4.5%
679,000	CBS Corp., Cl. A, Voting	13,994,190
92,000	Liberty Media Corp. - Liberty Capital, Cl. A†	6,083,040
15,500	Liberty Media Corp. - Liberty Starz, Cl. A†	985,180

		21,062,410

	Business Services — 1.7%
45,000	Ascent Capital Group Inc., Cl. A†	1,769,400
10,000	Broadridge Financial Solutions Inc.	201,400
85,000	Clear Channel Outdoor Holdings Inc., Cl. A†	795,600
5,000	Equinix Inc.†	444,150
50,250	Fidelity National Information Services Inc.	1,222,080
20,000	Intermec Inc.†	130,400
88,000	Internap Network Services Corp.†	432,960
6,000	MasterCard Inc., Cl. A	1,902,960
25,000	SearchMedia Holdings Ltd.†	41,750
40,000	The Brink’s Co.	932,400

		7,873,100

	Cable and Satellite — 13.4%
130,000	Adelphia Communications Corp., Cl. A† (a)	0
130,000	Adelphia Communications Corp., Cl. A, Escrow† (a)	0

Shares		Market Value

130,000	Adelphia Recovery Trust†	$1,872
250,500	AMC Networks Inc., Cl. A†	8,003,475
895,000	Cablevision Systems Corp., Cl. A	14,078,350
130,000	Comcast Corp., Cl. A, Special	2,689,700
352,000	DIRECTV, Cl. A†	14,872,000
215,000	DISH Network Corp., Cl. A†	5,387,900
65,000	EchoStar Corp., Cl. A†	1,469,650
163,000	Liberty Global Inc., Cl. A†	5,897,340
219,000	Rogers Communications Inc., Cl. B	7,491,990
94,000	Scripps Networks Interactive Inc., Cl. A	3,493,980

		63,386,257

	Commercial Services — 0.1%
17,500	Macquarie Infrastructure Co. LLC	392,700

	Communications Equipment — 0.4%
40,000	Corning Inc.	494,400
24,500	Loral Space & Communications Inc.†	1,227,450

		1,721,850

	Computer Software and Services — 0.5%
8,000	Alibaba.com Ltd.	7,479
4,000	AOL Inc.†	48,000
32,000	eBay Inc.†	943,680
87,000	Yahoo! Inc.†	1,144,920

		2,144,079

	Consumer Products — 6.7%
22,000	Avon Products Inc.	431,200
57,000	Energizer Holdings Inc.†	3,787,080
68,000	Fortune Brands Inc.	3,677,440
566	Givaudan SA†	443,983
400	National Presto Industries Inc.	34,764
695,000	Swedish Match AB	23,094,581
500	The Estee Lauder Companies Inc., Cl. A	43,920
2,000	Wolverine World Wide Inc.	66,500

		31,579,468

	Consumer Services — 1.6%
2,000	Coinstar Inc.†	80,000
230,000	Liberty Interactive Corp., Cl. A†	3,397,100
214,000	Rollins Inc.	4,003,940
15,000	TiVo Inc.†	140,100

		7,621,140

	Diversified Industrial — 6.6%
42,000	Ampco-Pittsburgh Corp.	858,900
8,000	Cooper Industries plc	368,960
150,000	Crane Co.	5,353,500
83,037	Griffon Corp.†	679,243
254,000	Honeywell International Inc.	11,153,140
128,000	ITT Corp.	5,376,000

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
120,000	Katy Industries Inc.†	$5,040
7,000	Precision Castparts Corp.	1,088,220
130,000	Smiths Group plc	2,026,214
108,000	Tyco International Ltd.	4,401,000
1,500	Waters Corp.†	113,235

		31,423,452

	Electronics — 3.2%
137,000	LSI Corp.†	709,660
400	Mettler-Toledo International Inc.†	55,984
33,000	TE Connectivity Ltd.	928,620
202,000	Texas Instruments Inc.	5,383,300
4,000	Thermo Fisher Scientific Inc.†	202,560
194,000	Thomas & Betts Corp.†	7,742,540

		15,022,664

	Energy and Utilities — 4.5%
11,000	Chevron Corp.	1,017,720
85,000	ConocoPhillips	5,382,200
19,000	CONSOL Energy Inc.	644,670
200,000	GenOn Energy Inc., Escrow† (a)	0
244,000	National Fuel Gas Co.	11,877,920
7,000	NextEra Energy Inc.	378,140
1,000	Northeast Utilities	33,650
9,000	Occidental Petroleum Corp.	643,500
32,000	Southwest Gas Corp.	1,157,440
18,000	Weatherford International Ltd.†	219,780

		21,355,020

	Entertainment — 14.4%
8,570	Chestnut Hill Ventures† (a)	498,646
54,000	Discovery Communications Inc., Cl. A†	2,031,480
104,000	Discovery Communications Inc., Cl. C†	3,655,600
62,000	Dover Motorsports Inc.†	75,640
8,000	DreamWorks Animation SKG Inc., Cl. A†	145,440
250,000	Grupo Televisa SA, ADR	4,597,500
300,000	The Madison Square Garden Co., Cl. A†	6,840,000
225,001	Time Warner Inc.	6,743,280
809,000	Viacom Inc., Cl. A	39,123,240
220,001	Vivendi SA	4,519,922

		68,230,748

	Environmental Services — 2.0%
282,000	Republic Services Inc.	7,912,920
47,000	Waste Management Inc.	1,530,320

		9,443,240

	Equipment and Supplies — 2.4%
149,000	CIRCOR International Inc.	4,376,130
13,000	Federal Signal Corp.	57,460

Shares		Market Value

47,500	Flowserve Corp.	$3,515,000
51,000	Gerber Scientific Inc., Escrow† (a)	510
70,000	GrafTech International Ltd.†	889,000
99,500	Watts Water Technologies Inc., Cl. A	2,651,675

		11,489,775

	Financial Services — 5.1%
252,000	American Express Co.	11,314,800
17,000	Artio Global Investors Inc.	135,320
33,000	Deutsche Bank AG	1,163,650
110,000	H&R Block Inc.	1,464,100
16,000	Interactive Brokers Group Inc., Cl. A	222,880
32,000	JPMorgan Chase & Co.	963,840
51,000	Kinnevik Investment AB, Cl. B	952,903
61,000	Legg Mason Inc.	1,568,310
18,000	Loews Corp.	621,900
17,000	Morgan Stanley	229,500
14,000	PNC Financial Services Group Inc.	674,660
55,000	SLM Corp.	684,750
15,000	State Street Corp.	482,400
106,000	The Bank of New York Mellon Corp.	1,970,540
2,500	The Goldman Sachs Group Inc.	236,375
58,000	Wells Fargo & Co.	1,398,960

		24,084,888

	Food and Beverage — 7.2%
5,000	Corn Products International Inc.	196,200
54,000	Davide Campari - Milano SpA	396,819
177,000	Diageo plc, ADR	13,439,610
55,000	Dr Pepper Snapple Group Inc.	2,132,900
10,000	Flowers Foods Inc.	194,600
91,000	Fomento Economico Mexicano SAB de CV, ADR	5,898,620
6,000	H.J. Heinz Co.	302,880
12,000	Kellogg Co.	638,280
22,000	Kerry Group plc, Cl. A	775,030
74,000	Kraft Foods Inc., Cl. A	2,484,920
18,000	Pernod-Ricard SA	1,418,711
6,000	Ralcorp Holdings Inc.†	460,260
14,235	Remy Cointreau SA	988,846
291,000	Sara Lee Corp.	4,757,850

		34,085,526

	Health Care — 0.6%
4,000	Chemed Corp.	219,840
28,000	Covidien plc	1,234,800
22,500	Mead Johnson Nutrition Co.	1,548,675

		3,003,315

	Hotels and Gaming — 1.4%
14,000	Accor SA	377,942
45,000	Dover Downs Gaming & Entertainment Inc.	101,250
134,000	Gaylord Entertainment Co.†	2,591,560

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
38,000	International Game Technology	$552,140
335,000	Ladbrokes plc	622,180
63,000	Las Vegas Sands Corp.†	2,415,420

		6,660,492

	Machinery — 1.5%
75,000	CNH Global NV†	1,968,000
57,500	Deere & Co.	3,712,775
52,000	Zebra Technologies Corp., Cl. A†	1,608,880

		7,289,655

	Metals and Mining — 8.6%
233,000	Barrick Gold Corp.	10,869,450
28,000	Freeport-McMoRan Copper & Gold Inc.	852,600
94,000	Kinross Gold Corp.	1,389,320
38,000	Materion Corp.†	861,840
1,000	Molycorp Inc.†	32,870
428,000	Newmont Mining Corp.	26,921,200

		40,927,280

	Publishing — 1.4%
410,000	Media General Inc., Cl. A†	783,100
41,000	Meredith Corp.	928,240
322,000	News Corp., Cl. A	4,981,340
10,000	News Corp., Cl. B	155,900

		6,848,580

	Real Estate — 0.7%
133,600	Griffin Land & Nurseries Inc.	3,430,848

	Retail — 1.5%
45,000	CVS Caremark Corp.	1,511,100
71,000	HSN Inc.†	2,352,230
50,000	Ingles Markets Inc., Cl. A	712,000
98,000	Safeway Inc.	1,629,740
31,000	The Home Depot Inc.	1,018,970

		7,224,040

	Specialty Chemicals — 0.6%
13,000	Airgas Inc.	829,660
115,000	Ferro Corp.†	707,250
7,000	FMC Corp.	484,120
16,000	International Flavors & Fragrances Inc.	899,520

		2,920,550

	Telecommunications — 2.8%
200,000	ADPT Corp.†	536,000
455,000	Cincinnati Bell Inc.†	1,405,950
15,000	NII Holdings Inc.†	404,250
830,000	Sprint Nextel Corp.†	2,523,200

Shares		Market Value

351,000	Telephone & Data Systems Inc.	$7,458,750
46,000	Telephone & Data Systems Inc., Special	909,420

		13,237,570

	Wireless Communications — 1.0%
12,000	Millicom International Cellular SA, SDR	1,207,634
50,000	United States Cellular Corp.†	1,982,500
2,400	ViaSat Inc.†	79,944
66,000	Vodafone Group plc, ADR	1,692,900

		4,962,978

	TOTAL COMMON STOCKS	473,417,488

	TOTAL INVESTMENTS — 100.0% (Cost $315,350,813)	$473,417,488

	Aggregate tax cost	$323,111,766

	Gross unrealized appreciation	$182,939,009
	Gross unrealized depreciation	(32,633,287)

	Net unrealized appreciation/depreciation	$150,305,722

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $499,156 or 0.11% of total investments.
†	Non-income producing security.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$63,386,257	$—	$0	$63,386,257
Energy and Utilities	21,355,020	—	0	21,355,020
Entertainment	67,732,102	—	498,646	68,230,748
Equipment and Supplies	11,489,265	—	510	11,489,775
Other Industries (a)	308,955,688	—	—	308,955,688
Total Common Stocks	472,918,332	—	499,156	473,417,488
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$472,918,332	$—	$499,156	$473,417,488

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Entertainment	390,364	—	—	108,282	—	—	—	—	498,646	108,282
Equipment and Supplies	—	—	—	510	0	—	—	—	510	510
Total Common Stocks	390,364	—	—	108,792	0	—	—	—	499,156	108,792
Warrants
Energy and Utilities	122	—	(35,380)	35,258	—	(0)	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$390,486	$—	$(35,380)	$144,050	$0	$(0)	$—	$—	$499,156	$108,792

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Continued) (Unaudited)

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Continued) (Unaudited)

event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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The Gabelli Value Fund Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors
Mario J. Gabelli, CFA Chairman and Chief Executive Officer GAMCO Investors, Inc. Anthony J. Colavita President Anthony J. Colavita, P.C. Robert J. Morrissey Attorney-at-Law Morrissey, Hawkins & Lynch	Anthony R. Pustorino Certified Public Accountant, Professor Emeritus Pace University Werner J. Roeder, MD Medical Director Lawrence Hospital

Officers
Bruce N. Alpert President and Secretary Agnes Mullady Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian
The Bank of New York Mellon

Distributor
G.distributors, LLC

Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company

Legal Counsel
Willkie Farr & Gallagher LLP

This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB409Q311QR

The

Gabelli

Value

Fund Inc.

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Value Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/28/11

*	Print the name and title of each signing officer under his or her signature.